As filed with the Securities and Exchange Commission on April 30, 1997


                                File No. 33-12289

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/


                  --------------------------------------------

                         Pre-Effective Amendment No. / /



                       Post-Effective Amendment No. 11 /X/



                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940 /X/



                              AMENDMENT NO. 11 /X/


                        (Check appropriate box or boxes)

                           CLEARWATER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)

       W-2090 First National Bank Building, St. Paul, Minnesota 55101-1394
                (Address of principal executive office) Zip Code

       Registrant's Telephone Number, including Area Code: (612) 228-0935


                  Joseph P. Barri, Hale and Dorr LLP, 60 State
                   Street, Boston, MA 02109 (Name and address
                              of agent for service)


  It is proposed that this filing will become effective (check appropriate box)




     /X/ on April 30, 1997, pursuant to paragraph (b) of Rule 485 under the
                                 Securities Act


                              ---------------------


         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of securities under the Securities Act of 1933. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on March 19, 1997.

                          CLEARWATER INVESTMENT TRUST

Cross-Reference Sheet Showing Location in Prospectus and Statement of Additional
     Information of Information Required by Items of the Registration Form

                                            Location in Prospectus
                                            or Statement of
Form N-1A Item Number and Caption           Additional Information
---------------------------------           ----------------------

1.    Cover Page............................Prospectus - Cover Page

2.    Synopsis..............................Prospectus - Expense Information

3.    Condensed Financial Information.......Prospectus - Financial Highlights

4.    General Description of Registrant.....Prospectus - Cover Page; What Are
                                            the Funds' Investment Objectives and
                                            Important Policies?; Other
                                            Information

5.    Management of the Fund................Prospectus - How Are the Funds
                                            Managed?

6.    Capital Stock and Other  Securities...Prospectus  - What Are the Funds'
                                            Investment  Objectives  and
                                            Important  Policies?;  Dividends,
                                            Distribution  and Taxation; Other
                                            Information

7.    Purchase of Securities Being Offered..Prospectus - How Are Shares
                                            Purchased?; Exchange of Shares

8.    Redemption or Repurchase..............Prospectus - How Are Shares
                                            Redeemed?; Exchange of Shares

9.    Pending Legal Proceedings.............Not Applicable

                                            Location in Prospectus
                                            or Statement of
Form N-1A Item Number and Caption           Additional Information
---------------------------------           ----------------------

10.   Cover Page............................Statement of Additional
                                            Information - Cover Page

11.   Table of Contents.....................Statement of Additional
                                            Information - Cover Page

12.   General Information and History.......Statement of Additional
                                            Information - Cover Page; The Trust

13.   Investment Objectives and Policies....Statement of Additional
                                            Information - Objectives, Investment
                                            Policies and Restrictions

14.   Management of the Fund................Statement of Additional
                                            Information - Management, Advisory
                                            and Other Services; Executive
                                            Officers and Trustees

15.   Control Persons and Principal Holders
        of Securities.......................Statement of Additional
                                            Information - Management, Advisory
                                            and Other Services; Executive
                                            Officers and Trustees

16.   Investment Advisory and Other
        Services............................Statement of Additional
                                            Information - Management, Advisory
                                            and Other Services; Independent
                                            Public Accountants


17.   Brokerage Allocation and Other
        Practices...........................Statement of Additional
                                            Information - Brokerage

18.   Capital Stock and Other Securities....Statement of Additional
                                            Information - The Trust


19.   Purchase, Redemption and Pricing of
        Securities Being Offered............Statement of Additional
                                            Information - Determination of Net
                                            Asset Value Per Share

                                            Location in Prospectus
                                            or Statement of
Form N-1A Item Number and Caption           Additional Information
---------------------------------           ----------------------

20.   Tax Status............................Statement of Additional
                                            Information - Taxes

21.   Underwriters..........................Statement of Additional
                                            Information - None

22.   Calculation of Performance Data.......Statement of Additional
                                            Information - Calculation of
                                            Performance Data

23.   Financial Statements..................Statement of Additional
                                            Information - Cover Page

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund



                           Prospectus - April 30, 1997



Clearwater Growth Fund (the "Growth Fund") and Clearwater Small Cap Fund (the "Small Cap Fund") (each, a "Fund") are each separate, diversified investment portfolios of Clearwater Investment Trust (the "Trust"), an open-end, management investment company organized under the laws of The Commonwealth of Massachusetts.


The primary investment objective of each Fund is long-term growth of capital. As a secondary objective, each Fund seeks current investment income. Each Fund seeks to achieve its objectives by investing in a broad list of carefully selected, reasonably priced securities, consisting primarily of common stocks, preferred stocks and convertible and on-convertible fixed income securities.

This Prospectus concisely sets forth information about the Growth Fund and the Small Cap Fund that you should know before investing. You should retain this Prospectus for future reference. More information about the Funds is included in the Statement of Additional Information, dated April 30, 1997, which is incorporated herein by reference in its entirety and a copy of which may be obtained free of charge by calling the Trust's transfer agent, Fiduciary Counselling, Inc. at (612) 228-0935 or by written request addressed to Fiduciary Counselling, Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394 (attention: Clearwater Investment Trust). Other information about the Funds has been filed with the Securities and Exchange Commission and is available upon request and without charge.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




                                                                           Page


       Expense Information...................................................3
       Financial Highlights..................................................4
       What Are the Funds' Investment Objectives and
       Important Policies?...................................................6
       How Are the Funds Managed?............................................9
       How Are Shares Purchased?............................................11
       How Are Shares Redeemed?.............................................12
       Exchange of Shares...................................................13
       Dividends, Distributions and Taxation................................14
       Performance Data.....................................................15
       Other Information....................................................15
       Appendix--Description of Bond Ratings................................17

                               EXPENSE INFORMATION


The following table sets forth the annual operating expenses of each Fund, expressed as a percentage of the average net assets of the Fund and based on expenses for the fiscal year ended December 31, 1996, and restated to reflect estimated annual operating expenses for 1997. The example set forth below shows the amount of operating expenses that would be incurred by an investor purchasing $1,000 of shares of each Fund whether or not the investor redeems his or her investment at the end of one, three, five and ten years.


                                                            GROWTH    SMALL CAP
                                                             FUND       FUND
Shareholder Transaction Expenses:                            None       None

Annual Fund Operating Expenses (as % of average net assets):


Management Fees............................................. 1.10%      1.35%
Other Fees and Expenses..................................... 0.00%      0.00%
Total Operating Expenses                                     1.10%      1.35%



Example:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (with or without redemption at the end of each time period):


One Year................................................... $  11      $  14
Three Years................................................ $  35      $  43
Five Years................................................. $  61      $  74
Ten Years.................................................. $ 134      $ 162



The purpose of the above table and example is to assist an investor in understanding the various costs and expenses of each Fund that will be borne directly or indirectly by an investor in such Fund. The costs and expenses included in the table and example should not be considered representative of past or future expenses. Actual returns and expenses of the Funds may vary significantly from the returns and expenses assumed in the above table and example. For more information regarding management fees and other expenses of the Funds, including information regarding the basis upon which management fees are paid, see "How Are The Funds Managed?" in the Prospectus and "Management, Advisory and Other Services" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The following audited information is covered by the independent auditor's report on the Funds' financial statements and selected per share data and ratios and is included in the Funds' 1996 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. The information presented below should be read in conjunction with the Annual Report, which includes more information about each Fund's performance and is available free of charge by calling the Trust's transfer agent at (612)228-0935.

Selected data for a Fund share outstanding throughout each period are as follows:


                               Clearwater Growth Fund
                                                                                                                          Seven
                                                                           Years ended December 31,                       Months
                                         ----------------------------------------------------------------------------------------
                                             1996     1995     1994    1993     1992     1991     1990     1989    1988     1987
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year          17.01    13.62    14.49   15.98    15.42    10.91    11.55     8.52    8.32    10.00

---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment Income (loss)           (0.01)    0.01     0.06    0.09     0.11     0.14     0.16     0.13    0.12     0.08
     Net realized and unrealized
         gain (loss)                         3.68     4.43     0.11    0.27     0.56     4.51    (0.64)    3.03    0.20    (1.68)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             3.67     4.44     0.17    0.36     0.67     4.65    (0.48)    3.16    0.32    (1.60)

---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment
         income                              0.00    (0.01)   (0.06)  (0.09)   (0.11)   (0.14)   (0.16)   (0.13)  (0.12)   (0.08)
     Distributions from realized gains      (2.80)   (1.04)   (0.98)  (1.76)    0.00     0.00     0.00     0.00    0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                         (2.80)   (1.05)   (1.04)  (1.85)   (0.11)   (0.14)   (0.16)   (0.13)  (0.12)   (0.08)

Net asset value, end of year                17.88    17.01    13.62   14.49    15.98    15.42    10.91    11.55    8.52     8.32
---------------------------------------------------------------------------------------------------------------------------------

Total Return (a)                            21.6%    32.6%     1.2%    2.2%     4.4%    42.8%    -4.1%    37.2%    3.8%   -16.1%

Net assets, end of period
     (000's omitted)                      $93,922   84,775   65,999  61,037   67,554   65,818   42,407   42,458  30,200   27,939

Ratio of expenses to average
     net assets (b) (d)                     1.08%    1.08%    1.07%   1.08%    1.10%    1.17%    1.23%    1.24%   1.38%    1.45%
Ratio of net investment income
     (loss) to average net assets (d)      -0.07%    0.06%    0.39%   0.55%    0.74%    1.05%    1.45%    1.22%   1.38%    3.26%
Average brokerage commission
     rate (c)                             $0.0547      n/a      n/a     n/a      n/a      n/a      n/a      n/a     n/a      n/a
Portfolio turnover rate (excluding
     short-term securities)                 75.90%   58.64%   70.69%  52.76%   32.08%   29.27%   36.19%   53.03%  70.20%   54.87%

(a)  Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value

(b)  The year 1996 includes federal and state taxes of 0.01%

(c)  For fiscal years beginning on or after September 1, 1995, the fund is required to disclose the average commission rate per share it paid on trades for which commissions were charged .

(d)  The ratios for the seven month period ended December 31, 1987, are adjusted to an annual basis.

   >

                              Clearwater Small Cap Fund
                                                                                                                          Eleven
                                                                          Years ended December 31,                        Months
                                         ----------------------------------------------------------------------------------------
                                                               1996    1995     1994     1993     1992     1991    1990     1989
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $11.47    9.89    12.26    11.50    11.30     9.37   10.16    10.00

---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
     Net investment Income (loss)                              0.00    0.04     0.17     0.17     0.29     0.37    0.43     0.36
     Net realized and unrealized
         gain (loss)                                           1.71    2.56    (0.99)    1.60     0.25     1.93   (0.79)    0.32
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.71    2.60    (0.82)    1.77     0.54     2.30   (0.36)    0.68

---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment
         income                                                0.00   (0.04)   (0.17)   (0.17)   (0.29)   (0.37)  (0.43)   (0.36)
     Excess distributions from net
         investment income                                    (0.01)   0.00     0.00     0.00     0.00     0.00    0.00     0.00
     Distributions from realized gains                        (0.42)  (0.98)   (1.38)   (0.84)   (0.05)    0.00    0.00    (0.16)
     Tax return of capital                                    (0.01)   0.00     0.00     0.00     0.00     0.00    0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (0.44)  (1.02)   (1.55)   (1.01)   (0.34)   (0.37)  (0.43)   (0.52)

Net asset value, end of year                                 $12.74   11.47     9.89    12.26    11.50    11.30    9.37    10.16
---------------------------------------------------------------------------------------------------------------------------------

Total Return (a)                                              15.0%   26.3%    -6.7%    15.4%     4.9%    24.9%   -3.6%     6.8%

Net assets, end of period
     (000's omitted)                                        $32,774  26,826   17,998   13,972   13,128   12,537   7,936    7,650

Ratio of expenses to average
     net assets (b) (d)                                        1.37%   1.35%    1.40%    1.47%    1.49%    1.62%   1.91%    2.44%
Ratio of net investment income
     (loss) to average net assets (d)                          0.00%   0.36%    1.61%    1.38%    2.54%    3.64%   4.37%    4.64%
Average brokerage commission
     rate (c)                                                $0.0424     n/a      n/a      n/a      n/a      n/a     n/a      n/a
Portfolio turnover rate (excluding
     short-term securities)                                   89.25%   77.46%  122.88%   58.49%   73.07%   67.42%  36.95%   42.63%

     Effective May 1, 1994 a change was implemented in the fund's investment policies whereby the fund must invest at least 65% of its total assets in securities of companies that have a total equity market capitalizations of $1 billion or lower. Prior to this change, the fund was permitted to invest in a broad list of equity and fixed income securities. Also, the fund's name was changed from Clearwater Value Fund to Clearwater Small Cap Fund. Also effective January 1,
     1994, Kennedy Capital Management became the sub-advisor for the fund.

(a)  Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value

(b)  The year 1996 includes federal and state taxes of 0.04%

(c)  For fiscal years beginning on or after September 1, 1995, the fund is required to disclose the average commission rate per share it paid on trades for which commissions were charged .

(d)  The ratios for the eleven month period ended December 31, 1989, are adjusted to an annual basis.

        WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND IMPORTANT POLICIES?

Growth Fund

The primary investment objective of the Growth Fund is long-term capital growth. As a secondary objective, the Growth Fund seeks current investment income. The Growth Fund pursues these objectives by investing in a broad list of carefully selected securities which, in the opinion of the Growth Fund's portfolio
Subadviser, are reasonably priced and whose prices do not reflect a premium based upon current market perception. In managing the investment portfolio of the Growth Fund, the Growth Fund's portfolio Subadviser focuses on long-term growth and avoids speculating on broad changes in market levels. As a result, assets of the Growth Fund are usually substantially fully invested in securities.


Under normal  circumstances,  at least 80% of the Growth  Fund's  assets will be invested in securities which, in the opinion of the Subadviser, offer the potential for capital growth. Such securities consist principally of common stocks, but may also consist of preferred stocks and convertible and non-convertible fixed income securities. The balance of the Growth Fund's portfolio, up to 20% of the Growth Fund's assets, may be invested in securities which are income-producing but which may not have significant capital growth potential. Such securities consist principally of dividend-paying common and preferred stocks, short-term notes and cash equivalents. Fixed income securities purchased by the Growth Fund will consist of obligations of the United States Government and its agencies and instrumentalities ("U.S. Government Securities") and investment grade corporate bonds and commercial paper.


Small Cap Fund

The primary investment objective of the Small Cap Fund is long-term capital growth. As a secondary objective, the Small Cap Fund seeks current investment income. Under normal market conditions, the Small Cap Fund pursues these objectives by investing at least 65% of its total assets in equity and fixed income securities of companies that have total equity market capitalizations of $1 billion or lower. The proportions among the types of securities in which the Small Cap Fund's assets are invested will vary from time to time depending on the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates and other factors.

                                   * * * * * *

The investment objectives of the Growth Fund and the Small Cap Fund and certain investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without shareholder approval. Each Fund has also adopted fundamental investment policies relating to industry concentration and issuer diversification that may not be changed without shareholder approval. See "Objectives, Investment Policies and Restrictions" in the Statement of Additional Information.

Since all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, neither the Growth Fund nor the Small Cap Fund can assure that its investment objectives will be achieved.

Investment Policies and Investments Common To Both Funds

Equity Securities. Each Fund's portfolio of equity securities may consist of common and preferred stocks that trade on national securities exchanges or are quoted on the National Association of Securities Dealers' NASDAQ National Market and either have the potential for capital appreciation or pay dividends or both, as well as fixed income securities that are convertible into such common or preferred stocks.

Fixed Income Securities. Each Fund may invest in long-term fixed income securities (with maturities exceeding ten years), intermediate-term fixed income securities (with maturities ranging from one to ten years) and short-term fixed income securities (with maturities of less than one year). Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund's performance may be affected by its portfolio Subadviser's ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, each Fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of equivalent quality by the Fund's portfolio Subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Neither Fund is required to dispose of securities whose ratings drop below investment grade, but each Fund may do so if considered appropriate by its portfolio Subadviser. See the Appendix to this Prospectus for a description of the corporate bond ratings assigned by Moody's and Standard & Poor's.

A Fund's investments in zero coupon, stripped or certain other fixed income securities with original issue discount or market discount could require the Fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements. See "Taxes" in the Statement of Additional Information.


Foreign Securities. Each Fund may invest up to 25% of its total assets in equity and fixed income securities of foreign issuers from developed and developing countries throughout the world. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies. In addition, investment in foreign securities generally may present a greater degree of risk than investment in domestic securities because of the possibility of less publicly-available financial and other information, more volatile and less liquid securities markets, less securities regulation, higher brokerage costs, imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

U.S. Government Securities. The U.S. Government Securities in which each Fund may invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government, for which the U.S. Treasury unconditionally guarantees payment of principal and interest. The Funds' investments in U.S. Government Securities may include GNMA Certificates of varying maturities guaranteed by the Government National Mortgage Association ("GNMA"). The GNMA guarantee is backed by the full faith and credit of the United States Government. For more information on GNMA Certificates, see "Objectives, Investment Policies and Restrictions" in the Statement of Additional Information.

Although the payment when due of interest and principal on U.S. Government Securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each Fund's investments in such securities will cause its net asset value to fluctuate.


Temporary Defensive Investments. When in the judgment of its Subadviser adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government Securities, bankers' acceptances, commercial paper rated at least A3 by Standard & Poor's, Prime by Moody's or, if not rated, determined to be of equivalent quality by the Fund's Subadviser.


Portfolio Turnover. Each Fund pursues the policy of selling that security in its portfolio which seems the least attractive security owned whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. While the resulting rate of portfolio turnover is not a consideration, it is not expected that such rate will exceed 75% in most years. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by a Fund and its shareholders, and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Although neither Fund purchases and sells securities for short-term profits, each Fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable.

As described in the Statement of Additional Information, each Fund may also invest in GNMA Certificates, write (sell) covered call options with respect to portfolio securities, make loans of portfolio securities and enter into repurchase agreements. See "Objectives, Investment Policies and Restrictions" in the Statement of Additional Information.

                           HOW ARE THE FUNDS MANAGED?

Trustees and Officers

The Trust's Board of Trustees has overall responsibility for management and supervision of the Funds. By virtue of the functions performed by Clearwater Management Co., Inc., the Trust's Manager (the "Manager"), the Trust requires no employees other than its executive officers, all of whom receive their compensation from the Manager or other sources.

The Manager and Portfolio Subadvisers


Clearwater Management Co., Inc. The Manager is a privately-owned investment adviser registered under the Investment Advisers Act of 1940, and advises the Trust in accordance with a management contract dated May 1, 1994 (the "Management Contract"). The Manager is organized as a Minnesota corporation and the Manager's office is located at 332 Minnesota Street, Suite 2090, St. Paul, Minnesota 55101.

Under the Management Contract, the Manager, subject to the general supervision of the Trust's Board of Trustees, supervises the Trust's business operations and is responsible for administrative and other management functions necessary for the conduct of the Funds' affairs. Under the Management Contract, the Manager also is responsible for the payment or reimbursement of all of the Funds' expenses, except brokerage, taxes, interest and extraordinary expenses. As compensation for the services provided to the Funds and expenses assumed, the Manager receives a management fee at an annual rate of 1.10% and 1.35% of the net assets of the Growth Fund and the Small Cap Fund, respectively. The Manager's fees are calculated and accrued on a monthly basis as a percentage of each Fund's month-end net assets. Under the Management Contract, the Manager assumes various Fund expenses that most other investment companies pay out of their own assets. The Manager's fees with respect to the Growth Fund and the Small Cap Fund for the year ended December 31, 1996 were 1.06% of the Growth Fund's net assets and 1.32% of the Small Cap Fund's net assets, respectively.


SIT Investment Associates, Inc. In connection with the management of the Growth Fund, the Trust, the Manager and SIT Investment Associates, Inc. ("SIT") entered into a Subadvisory Contract dated May 1, 1994 (the "Growth Subadvisory Contract"). SIT, which is incorporated in Minnesota and is registered under the Investment Advisers Act of 1940, devotes full time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. SIT's address is 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402-4130.

Under the Growth Subadvisory Contract, SIT develops, recommends and implements an investment program and strategy for the Growth Fund which is consistent with the Growth Fund's investment objectives and policies. SIT is also responsible for making all portfolio and brokerage decisions. As compensation, SIT receives a fee that is based on the Growth Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of the Growth Fund's month-end net assets. The compensation paid to SIT with respect to the Growth Fund for the year ended December 31, 1996 was .55% of the Growth Fund's net assets. For more information on SIT's Subadvisory fee, see "Management, Advisory and Other Services" in the Statement of Additional Information. Under the Growth Subadvisory Contract, the Manager, and not the Growth Fund, is responsible for payment of Subadvisory fees to SIT. For more information on SIT's Subadvisory fee, see "Management, Advisory and Other Services" in the Statement of Additional Information.

Kennedy Capital Management. Kennedy Capital Management ("KCM"), a Missouri corporation that is a registered investment adviser under the Investment Advisers Act of 1940, has managed the Small Cap Fund's portfolio since January 1, 1994. In connection with the management of the Small Cap Fund, the Trust, the Manager and KCM have entered into a Subadvisory contract dated May 1, 1994 (the "Small Cap Subadvisory Contract"). KCM devotes full time to investment counseling and provides advice, management and other services to investors and accounts. KCM's address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739.

Under the Small Cap Subadvisory Contract, KCM develops, recommends and implements an investment program and strategy for the Small Cap Fund which is consistent with the Small Cap Fund's investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions. As compensation, KCM receives a fee that is based on the Small Cap Fund's net assets. This fee is calculated and accrued on a monthly basis as a percentage of the Small Cap Fund's month-end net assets. The compensation paid to KCM with respect to the Small Cap Fund for the year ended December 31, 1996 was 1.01% of the Small Cap Fund's net assets. For more information on KCM's Subadvisory fee, see "Management, Advisory and Other Services" in the Statement of Additional Information. Under the Small Cap Subadvisory Contract, the Manager, and not the Small Cap Fund, is responsible for payment of Subadvisory fees to KCM.


Portfolio Managers

Growth Fund. Peter Mitchelson, the President of SIT, is primarily responsible for the day-to-day management of the Growth Fund's portfolio and has been since the Growth Fund's inception in 1987.

Small Cap Fund. Richard Sinise, a Vice President and the Director of Research of KCM, is primarily responsible for the day-to-day management of the Small Cap Fund's portfolio and has been since January 1, 1994. As an officer of KCM, Mr. Sinise has been responsible for developing investment strategies for clients of KCM and KCM affiliates since 1979.

Transfer Agent and Custodian

Fiduciary Counselling, Inc. (the "Transfer Agent") is the transfer agent for shares of the Funds. The Transfer Agent services the Funds' shareholder accounts, and its duties include: (i) effecting sales, redemptions and exchanges of shares; (ii) distributing income dividends and capital gain dividends; and
(iii) maintaining account records and responding to shareholder  inquiries.  The

Transfer Agent's offices are located at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394, and inquiries to the Transfer Agent should be mailed to the Transfer Agent at that address.

Norwest Bank Minnesota, N.A. (the "Custodian") serves as the custodian of the Funds' assets. The Custodian's responsibilities include determining the Funds' net asset values, safekeeping and controlling the Funds' cash and portfolio securities, handling the receipt and delivery of the Funds' portfolio securities and determining income and collecting interest and dividends on the Funds' investments. The Custodian does not determine the investment policies of the Funds or decide which portfolio securities will be purchased or sold. The Funds may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The principal business address of the Custodian is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0065.


                            HOW ARE SHARES PURCHASED?


Shares may be purchased directly from each Fund. There is no sales charge or underwriting commission on purchases of shares of the Funds. In order to purchase shares of either Fund, an investor must either send a check or wire funds to the Transfer Agent and deliver to the Transfer Agent a completed Purchase Order and Account Application.


Pricing of Shares

Net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Closing Time") on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such Fund. Net asset value per share is determined by dividing the value of all of a Fund's assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting at the direction of the Board of Trustees. The price at which a Purchase Order is filled is the net asset value per share next computed after payment and a properly completed application are received by the Transfer Agent, unless a later computation date is specified by the investor on the Purchase Order.

Minimum Purchases

No initial or subsequent investment of less than $1,000 will be accepted by the Funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000.

If a shareholder holds shares of either Fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the Fund to the shareholder of the Fund's intention to redeem such shareholder's shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder's cost would result in a loss to the shareholder.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Trustees or the Manager, such withdrawal is in the best interests of the Trust. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing.

Fund Accounts

When a shareholder first purchases shares of either Fund, an account is opened in his or her name on the records of that Fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a Fund, an account statement showing the details of such transaction will be sent to the shareholder.

Certificates representing shares of a Fund ordinarily will not be issued. However, the Board of Trustees may, in its sole discretion, authorize the issuance of certificates for shares of a Fund to shareholders who make a specific written request for share certificates.


                            HOW ARE SHARES REDEEMED?


Any shareholder of either Fund has the right to offer shares for redemption by the Trust. Redemptions shall be effected at the net asset value per share next determined after receipt by the Transfer Agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the Redemption Request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A Fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the Manager determines, in its sole discretion, that any such redemption would be in the best interests of the Fund. In order to redeem shares of either Fund, a shareholder must deliver to the Transfer Agent a Redemption Request which has been endorsed by the recordholder(s) exactly as the shares are registered with signature(s) guaranteed by any one of the following institutions: (i) a bank;
(ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the Transfer Agent. If a share certificate has been issued at the discretion of the Trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such Redemption Request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described above under "Pricing of Shares." The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the New York Stock Exchange is closed or trading on said Exchange is restricted; an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Custodian fairly to determine the value of the Fund's net assets; or the Securities and Exchange Commission, by order, so permits.


                               EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of either Fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of the other Fund on the basis of the net asset value per share of each Fund at the time of exchange. The exchange privilege is available to shareholders residing in any state in which shares of both Funds may legally be sold.


Instructions for exchanges are made by delivery to the Transfer Agent of an Exchange Request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the Funds. However, exchanges of shares of one Fund for shares of the other Fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the Funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged and, therefore, is a taxable transaction for the shareholder making the exchange.


Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The Trust may terminate or suspend the right to make Exchange Requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.


                      DIVIDENDS, DISTRIBUTIONS AND TAXATION


Each Fund is treated as a separate entity for federal income tax purposes, has elected to be treated and has qualified as a "regulated investment company" under the Code, and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Code and be free from any federal income tax on income and gains distributed to shareholders in accordance with the Code, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the Fund, if any, at least once each year. Distributions from net investment income, certain net foreign currency gains and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of the shareholder's holding period for the shares. Certain distributions paid by a Fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year.


Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Shareholders who purchase shares immediately prior to a distribution will be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it represents a return of a portion of their investment. Information regarding the tax status of each year's distributions will be provided to shareholders annually.

Each Fund may be subject to foreign withholding or other foreign taxes on its income (possibly including, in some cases, capital gains) from certain of its foreign investments, if any, and neither Fund will be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders.

Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a Fund paid to an individual or other non-exempt payee will be subject to 31% backup withholding of federal income tax if such shareholder does not provide the Fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service ("IRS") or if the Trust is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the Purchase Order and Account Application for additional information.

Special tax rules, including a penalty on premature distributions, apply to IRA accounts and to other special classes of investors, such as tax-exempt organizations, banks and insurance companies.

The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions or on the value of shares of a Fund, depending on the laws of the shareholder's place of residence. For further information on the tax consequences of an investment in a Fund, see "Taxes" in the Statement of Additional Information. Shareholders also may inquire about these and other matters by calling the Transfer Agent at (612) 228-0935.


                                PERFORMANCE DATA

The Trust may furnish to existing or prospective shareholders information concerning the average annual total return on an investment in the Funds for a designated period of time. Average annual total return for a given period is computed by determining the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period. Computations of average annual total return of a Fund will not take into account any required payments of federal or state income taxes.

The average annual total return of each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating returns should be considered when comparing performance information regarding a Fund to information published for other investment companies and other investment vehicles. Any return quotation should also be considered relative to changes in the values of a Fund's shares and the risks associated with that Fund's investment objectives and policies. At any time in the future, any return quotation may be higher or lower than a past return quotation and there can be no assurance that any historical return quotation will continue in the future. For more information regarding the computation of average annual total return, see the Statement of Additional Information.


                                OTHER INFORMATION

Each Fund is a series of the Trust, which was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 12, 1987 (the "Declaration of Trust"). Under the Declaration of Trust, the Board of Trustees is authorized to issue an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. The Growth Fund is the first such series and the Small Cap Fund is the second such series. Shares of the Trust are freely transferable, are entitled to dividends as declared by the Board of Trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote. Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the Investment Company Act of 1940, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the Board of Trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.


Under Massachusetts law, there is a remote possibility that shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. For further information regarding potential shareholder liability, see "The Trust" in the Statement of Additional Information.

                                    APPENDIX

Description of Bond Ratings

Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA are the highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                           CLEARWATER INVESTMENT TRUST


                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                              332 Minnesota Street
                             St. Paul, MN 55101-1394





EXECUTIVE OFFICERS:                           TRUSTEES:
Frederick T. Weyerhaeuser                     Frederick T. Weyerhaeuser
Chairman of the Board                         Samuel B. Carr, Jr.
Treasurer                                     Stanley R. Day, Jr.
                                              Robert J. Phares

INVESTMENT MANAGER:                           CLEARWATER GROWTH FUND
Clearwater Management Co., Inc.               SUBADVISOR:
332 Minnesota Street, Suite 2090              Sit Investment Associates, Inc.
St. Paul, MN  55101                           4600 Norwest Center
                                              90 South Seventh Street
                                              Minneapolis, MN  55402-4130


CUSTODIAN:                                    CLEARWATER SMALL CAP FUND
Norwest Bank Minnesota, N.A.                  SUBADVISOR:
Norwest Center, Sixth Street                  Kennedy Capital Management
and Marquette Avenue                          10829 Olive Boulevard
Minneapolis, MN  55479-0065                   St. Louis, MO  63141-7739

COUNSEL FOR THE FUNDS:                        TRANSFER AGENT AND
Hale and Dorr LLP                             SHAREHOLDER SERVICES:
60 State Street                               Fiduciary Counselling, Inc.
Boston, MA  02109                             332 Minnesota Street, Suite 2100
                                              St. Paul, MN  55101-1394
                                              (612) 228-0935




                                   PROSPECTUS


                                 April 30, 1997

                           CLEARWATER INVESTMENT TRUST


                             Clearwater Growth Fund
                            Clearwater Small Cap Fund



STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------




This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated April 30,1997 of Clearwater Growth Fund (the "Growth Fund") and Clearwater Small Cap Fund, formerly named Clearwater Value Fund (the "Small Cap Fund"). A copy of the Prospectus can be obtained free of charge by calling Fiduciary Counselling, Inc. at 612-228-0935 or by written request to Fiduciary Counselling, Inc. at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394 (Attention: Clearwater Investment Trust). The most recent Annual Report to Shareholders of the Growth Fund and the Small Cap Fund accompanies this Statement of Additional Information and is hereby incorporated herein.




TABLE OF CONTENTS




         Objectives, Investment Policies and Restrictions...................B-2
         Management, Advisory and Other Services............................B-5
         Executive Officers and Trustees....................................B-6
         Determination of Net Asset Value Per Share.........................B-8
         Brokerage..........................................................B-8
         Taxes............................................................. B-8
         Calculation of Performance Data....................................B-10
         The Trust..........................................................B-10
         Independent Public Accountants.....................................B-11


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                  PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION
                  TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
                                 April 30, 1997

OBJECTIVES, INVESTMENT POLICIES AND RESTRICTIONS


The Prospectus of the Growth Fund and the Small Cap Fund (each a "Fund") dated April 30, 1997 identifies the investment objectives and the principal investment policies of the Funds. Other investment policies of the Funds are set forth below.


Covered Call Options. Each Fund may seek to augment its investment income by writing (selling) covered call options on its portfolio securities. When a Fund writes a covered call option on a security, it agrees to sell a particular portfolio security (if the option is exercised) at a specified price on or before a set date. A Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter ("OTC") and quoted on a NASDAQ market, provided that the Fund continues to own the securities covering each call until the call has been exercised or has expired, or until the Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

A Fund may not write covered call options on more than 25% of the market value of any single portfolio security. In addition, neither Fund has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of the Fund's net assets. As the writer of a call option, a Fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the Fund's portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund's investment objectives.

A Fund will purchase a call option only when entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a covered call already written by the Fund. There can be no assurance that a Fund will be able to effect such a closing purchase transaction at a favorable price; if a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold. Each Fund's portfolio turnover may increase through the exercise of options written by the Fund if the market prices of the underlying securities go up and such Fund has not entered into a closing purchase transaction. The commission on the purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.

The staff of the Securities and Exchange Commission (the "SEC") has taken the view that OTC options purchased by a Fund and the securities covering OTC options written by a Fund are illiquid securities. Among the investment restrictions adopted by each Fund is the restriction that such Fund may invest no more than 15% of its net assets in illiquid securities, which include certain restricted securities (i.e., securities that must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before they may be offered or sold to the public), securities not readily marketable, repurchase agreements maturing in more than seven days, OTC options purchased by such Fund and assets covering OTC options written by such Fund.

GNMA Certificates. Each Fund currently intends to invest no more than 5% of its net assets in certificates of the Government National Mortgage Association ("GNMA Certificates"). Each GNMA Certificate evidences an interest in a specific pool of mortgages. Scheduled payments of principal and interest are "passed through" to the registered holders of GNMA Certificates. Interest on GNMA Certificates is paid monthly rather than semiannually as for traditional bonds. The full faith and credit of the United States Government is pledged to the timely payment of principal and interest due on GNMA Certificates.

The average life of pools of mortgages underlying GNMA Certificates varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of market interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Because prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30 year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

Yields on mortgage pass-through securities, such as GNMA Certificates, are typically quoted by investment dealers on the basis of the maturity of the underlying mortgages and the associated average life assumption. The actual yield of a GNMA Certificate is influenced by the prepayment experience of the underlying mortgage pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by a Fund of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the 12-year assumption referred to above.

Repurchase Agreements. In order to earn income for periods as short as overnight, each Fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. However, each Fund currently does not intend to enter into repurchase agreements with respect to more than 5% of its net assets. Under a repurchase agreement, a Fund acquires a money market instrument (generally a U.S. Government Security) which is subject to resale by the Fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the Fund holds the investment and is unrelated to the interest rate on the instrument). If the other party or "seller" defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a Fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements entered into by a Fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The staff of the SEC has taken the position that repurchase agreements of more than seven days' duration are illiquid securities.

Lending of Portfolio Securities. Each Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or United States Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, each Fund currently does not intend to make loans of portfolio securities that represent more than 5% of its net assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers which have been approved in advance by the Trust's Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by the Growth Fund or the Small Cap Fund exceed 10% of the value of such Fund's total assets.

Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities which, as used in the Prospectus and the Statement of Additional Information, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

         A Fund may not:

         (1) invest more than 5% of its assets in commodities or commodity contracts, except that each Fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

         (2)  underwrite any issue of securities;

         (3) make loans in an aggregate amount in excess of 10% of the value of the Fund's total assets, taken at the time any loan is made; provided, that (i) the purchase of debt securities pursuant to such Fund's investment objectives shall not be deemed loans for the purposes of this restriction, (ii) loans of portfolio securities from time to time as described in the then effective Prospectus and/or Statement of Additional Information of the Funds shall be made only in accordance with the terms and conditions therein set forth and (iii) in seeking a return on temporarily available cash, the Fund may engage in repurchase transactions maturing in one week or less and involving obligations of the U.S. Government, its agencies or instrumentalities (i.e., U.S. Government Securities);

         (4)  sell  securities  short,  except  to  the  extent  that  the  Fund
              contemporaneously   owns  or  has  the  right  to  acquire  at  no
              additional cost securities identical to those sold short;

         (5) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

         (6) borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets at the time of the borrowing; or

         (7)  mortgage, pledge, or hypothecate any of its assets.

Each Fund has also adopted fundamental investment policies relating to industry concentration and issuer diversification, which may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities. Specifically, neither Fund may invest more than 25% of its total assets in securities of issuers in any one industry, except that this limitation does not apply to obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government Securities). In addition, in order to assure diversification, with respect to 75% of its total assets, neither Fund may purchase any security (other than U.S. Government Securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the Fund's total assets would be invested in securities of the issuer or (b) the Fund would hold more than 10% of the voting securities of the issuer.

The following investment restrictions are designated as nonfundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:

         (1) buy or sell real estate in the ordinary course of its business; provided, however, that the Fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities;

         (2) invest in companies for the purpose of exercising control or management; or

         (3) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange

              Commission considers over-the-counter options to be illiquid securities subject to the 15% limit);




MANAGEMENT, ADVISORY AND OTHER SERVICES


Clearwater Management Co., Inc. Clearwater Investment Trust (the "Trust") has contracted with Clearwater Management Co., Inc. (the "Manager"), 332 Minnesota Street, Suite 2090, St. Paul, Minnesota, to act as manager of the Trust. The current term of the Management Contract between the Trust and the Manager (the "Management Contract") ends on December 31, 1997, and it is renewable annually.


Under the terms of the Management Contract, the Manager supervises all of the Trust's business operations and is responsible for formulating and implementing investment strategies for the Funds. The Manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the Funds.

Pursuant to the Management Contract, the Manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the Trust, including executive salaries of the Trust. Pursuant to the Management Contract, the Manager also pays all of the Funds' other expenses, except brokerage, taxes, interest and extraordinary expenses.


As compensation for its management services and expenses assumed, the Manager receives a management fee at the annual rate of 1.10% and 1.35% of the net assets of the Growth Fund and the Small Cap Fund, respectively. The Manager's fees are calculated and accrued monthly as a percentage of each Fund's month-end net assets, and are paid quarterly. During the three years ended December 31, 1994, 1995 and 1996, the total dollar amounts paid to the Manager by the Growth Fund were $672,955, $831,562 and $977,321, respectively. The net assets of Growth Fund at December 31, 1996 were $93,922,148. During the three years ended December 31, 1994, 1995 and 1996 the total dollar amounts paid to the Manager by the Small Cap Fund were $198,417, $312,702 and $392,202, respectively. The net assets of the Small Cap Fund at December 31, 1996 were $32,773,532.


Subadvisory Contracts. Under the terms of the Management Contract, the Manager is authorized to enter into Subadvisory contracts with one or more investment advisers which will have responsibility for rendering investment advice to all or a portion of the Funds' portfolios.


As described in the Prospectus, the Trust, on behalf of the Growth Fund, the Manager and SIT Investment Associates, Inc. ("SIT") have entered into a Subadvisory Contract, whereby SIT develops, recommends and implements an investment program and strategy for the Growth Fund, subject to approval of the Board of Trustees. Fees payable to SIT are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the Manager according to the following schedule:


            Percent                Net Assets

            0.75%                  Up to $10 million
            0.70%                  More than $10 million, up to $20 million
            0.65%                  More than $20 million, up to $30 million
            0.60%                  More than $30 million, up to $40 million
            0.55%                  More than $40 million, up to $50 million
            0.50%                  More than $50 million, up to $60 million
            0.45%                  More than $60 million, up to $70 million
            0.40%                  More than $70 million, up to $80 million
            0.35%                  More than $80 million


The Growth Fund is not responsible for payment of the Subadvisory fees to SIT. During the three years ended December 31, 1994, 1995 and 1996, the Manager paid Subadvisory fees of $406,149, $451,103 and $507,628, respectively, to SIT.

The Trust, on behalf of the Small Cap Fund, the Manager and Kennedy Capital Management ("KCM") have entered into a Subadvisory Contract, whereby KCM develops, recommends and implements an investment program and strategy for the Small Cap Fund, subject to approval of the Board of Trustees. Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the Manager according to the following schedule:


             Percent                Net Assets

             1.00%                  Up to $30 million
             0.90%                  More than $30 million, up to $50 million
             0.80%                  More than $50 million


The Small Cap Fund is not responsible for payment of the Subadvisory fees to KCM. During the years ended December 31, 1994, 1995 and 1996, the Manager paid Subadvisory fees of $155,498, $235,243 and $298,894, respectively to KCM.


Other Provisions of the Contracts. Any amendment to the Management Contract or either of the Subadvisory Contracts requires approval by vote of (a) a majority of the outstanding voting securities of the affected Fund and (b) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract. Each Contract terminates automatically in the event of its assignment and the Subadvisory Contracts terminate automatically upon termination of the Management Contract. Also, each Contract may be terminated by not more than 60 days nor less than 30 days' written notice by either the Trust or the Manager or upon not less than 120 days' notice by the Subadviser. Each Contract provides that the Manager or the Subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


Subject to the above-described termination provisions, each Contract will continue in effect until December 31, 1997, and will continue in effect thereafter if such continuance is approved at least annually by (a) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract and (b) either (i) a majority of all of the Trustees of the Trust or (ii) by vote of a majority of the outstanding voting securities of the affected Funds.



EXECUTIVE OFFICERS AND TRUSTEES

The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years and their ages and addresses.



  Frederick T. Weyerhaeuser* (65), Trustee
  Chairman and Treasurer of the Trust
  Chairman, Clearwater Management Co., Inc. (1987/1996)
  Director, Potlatch Corporation, a forest products company (1960/present) Trustee, The Minnesota Mutual Life Insurance Company (1968/present) Director, Weeden Securities Corporation (1987/present)
      332 Minnesota Street, Suite 2090
      St. Paul, Minnesota  55101

  Samuel B. Carr, Jr. (41), Trustee
  President and Chief Investment Officer, S. B. Carr Investments, Inc. (1990/present)
      124 Auburn Street, Suite 200 North
      Cambridge, Massachusetts  02138-5700


  Stanley R. Day, Jr. (38), Trustee
  President and Director, SRAM Corporation, (1987/present)
      361 West Chestnut Street
      Chicago, Illinois  60611


  Robert J. Phares (33), Trustee
  Chief Executive Officer, Battle Ridge Ranch Company, (1986/present)
      Route One, Box 258
      Wilsall, Montana 59086


  Daniel C. Titcomb (43), Vice President and Secretary
  President and Director, Research Engineering and Design, Inc., (1994/Present) President and Director, Titcomb Associates, Inc., (1987/1994)
      332 Minnesota Street, Suite 2090
      St. Paul, Minnesota  55101



The business address of all officers of the Trust is 332 Minnesota Street,Suite 2090, St. Paul, Minnesota 55101.


As of April 1, 1997, all of the Trustees and officers of the Trust, as a group, owned of record 1.34% of the outstanding shares of the Growth Fund and 6.78% of the outstanding shares of the Small Cap Fund.

------------------------
*Mr. Frederick T. Weyerhaeuser is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Trust.



Compensation of Trustees and Officers

The Trust pays no salaries or compensation to any of its officers. Pursuant to the Management Contract, the Manager pays each of the Trustees an annual fee of $2,000, plus $500 per meeting attended; expenses incurred by Trustees in attending meetings are reimbursed. Such fees and expenses are reimbursed by the Manager to the Trust under the Management Contract.

The following table sets forth the amounts of compensation received by each Trustee from the Manager during the fiscal year ended December 31, 1996:


                                            Compensation With Respect
         Name of Trustees                   to Trust/Complex


         Frederick T. Weyerhaeuser           $ 4,000
         Samuel B. Carr, Jr.                 $ 4,000
         Stanley R. Day, Jr.                 $ 4,000
         Robert J. Phares                    $ 4,000
         ----------------                   --------
                  Total                      $16,000



DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading if such determination is then required to properly process a purchase order, redemption request or exchange request for shares of such Fund. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio Subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The Subadvisers of the Funds have advised the Manager that neither of them has paid any such excess in connection with brokerage transactions for the Funds. Nevertheless, the Subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients.


During the three years ended December 31, 1994, 1995 and 1996, the Growth Fund paid brokerage commissions in the amounts of $131,135, $133,636 and $156,583 respectively. During the three years ended December 31, 1994, 1995 and 1996, the Small Cap Fund paid brokerage commissions in the amounts of $81,297, $64,979 and $94,093 respectively.

During the three years ended December 31, 1994, 1995 and 1996, (i) the Growth Fund paid brokerage commissions of $1,100.00 (0.84% of brokerage commissions paid), $770.00 (0.58% of brokerage commissions paid) and $495.00 (0.32% of brokerage commissions paid), respectively, and (ii) the Small Cap Fund paid no brokerage commissions to Weeden & Co, LP. One of the Funds' Trustees is also a director of Weeden Securities Corporation, the general partner of Weeden & Co, LP.



TAXES


Under the Internal Revenue Code of 1986, as amended (the "Tax Code"), each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds do not expect to incur other than nominal state income tax liability in 1997.


For purposes of the 70% dividends-received deduction available to corporations, dividends received by either Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) in an unleveraged position and distributed and properly designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding period reductions from certain hedging or other positions that diminish risk of loss, with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

Under the Tax Code, each of the Funds will be subject to a nondeductible 4% excise tax on all or a portion of its undistributed ordinary income and capital gain if it fails to meet certain distribution requirements by the end of each calendar year.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency denominated debt securities, forward foreign currency contracts (if any), foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If either Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash.


Investment by a Fund in zero coupon, stripped or certain other securities with original issue discount or market discount (if the Fund elects to include market discount in income on a current basis) or in certain options that are subject to mark-to-market rules could require the Fund to recognize income or gain prior to the receipt of cash and hence require it to liquidate investments in order to generate cash for distributions required by the Tax Code with respect to such income or gain. Management of the Funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.


A Fund's transactions involving options will be subject to special tax rules, the effect of which may be to accelerate the Fund's recognition of income, defer Fund losses, cause adjustments in the holding periods of securities or otherwise affect the treatment as long-term or short-term of certain capital gains or losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and could increase the amount of gains realized from the disposition of securities and other investments treated as held for less than three months, which must be less than 30% of a Fund's gross income in any taxable year in order for the Fund to qualify as a regulated investment company for that year.


All or a portion of a loss realized on a redemption of shares may be disallowed or recharacterized under tax rules relating to wash sales or redemptions of shares held for six months or less.

Shareholders who are not U.S. persons, as defined in the Prospectus, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income, and should consult their tax advisers for information on the application of these rules to their particular situations.

CALCULATION OF PERFORMANCE DATA

The Funds' average annual total return quotations, as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material, are calculated by standard methods prescribed by the SEC.

Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                                P (1 + T) n = ERV

         Where:   P         =   a hypothetical initial payment of $1000

                  T         =   average annual total return

                  n         =   number of years

                  ERV       =   ending   redeemable   value   of   a
                                hypothetical  $1000  payment made at the
                                beginning of a designated  period at the
                                end  of  the   designated   period   (or
                                fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Funds are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above) of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fees used for purposes of the above computation are assumed to be the fees that would be charged to the mean account size of such Fund.


The average annual total return of the Growth Fund for the year ended December 31, 1996, for the five years ended December 31, 1996 and for the period since the Growth Fund commenced operations on June 19, 1987 through December 31, 1996 were 21.6%, 11.7% and 11.6% respectively. The average annual total return for the Small Cap Fund for the year ended December 31, 1996, for the five years ended December 31, 1996 and for the period since the Small Cap Fund commenced operations on January 31, 1989 through December 31, 1996 were 15.0%, 10.4% and 9.9%, respectively. The foregoing average annual total return figures were determined based on expenses in effect for the Funds during the covered periods.

THE TRUST

As a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust dated January 12, 1987 (the "Declaration of Trust"), a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Unless otherwise required by the Investment Company Act of 1940, as amended, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of Trustees or the appointment of independent accountants for the Trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees must promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust's business and the nature and amount of its assets, the possibility of the Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


INDEPENDENT PUBLIC ACCOUNTANTS


KPMG Peat Marwick LLP serves as independent public accountants to the Trust. In this capacity, KPMG Peat Marwick LLP audits and renders an opinion on the Funds' financial statements.

                           CLEARWATER INVESTMENT TRUST

                             Clearwater Growth Fund
                            Clearwater Small Cap Fund
                              332 Minnesota Street
                               St. Paul, MN 55101





         EXECUTIVE OFFICERS:                    TRUSTEES:
         Frederick T. Weyerhaeuser              Frederick T. Weyerhaeuser
         Chairman of the Board                  Samuel B. Carr, Jr.
         Treasurer                              Stanley R. Day, Jr.
                                                Robert J. Phares

         INVESTMENT MANAGER:                    CLEARWATER GROWTH FUND
         Clearwater Management Co., Inc.        SUBADVISOR:
         332 Minnesota Street, Suite 2090       Sit Investment Associates, Inc.
         St. Paul, MN  55101                    4600 Norwest Center
                                                90 South Seventh Street
                                                Minneapolis, MN  55402-4130


         CUSTODIAN:                             CLEARWATER SMALL CAP FUND
         Norwest Bank Minnesota, N.A.           SUBADVISOR:
         Norwest Center, Sixth Street           Kennedy Capital Management
         and Marquette Avenue                   10829 Olive Boulevard
         Minneapolis, MN  55479-0065            St. Louis, MO  63141-7739


         COUNSEL FOR THE FUNDS:                 TRANSFER AGENT AND
         Hale and Dorr LLP                      SHAREHOLDER SERVICES:
         60 State Street                        Fiduciary Counselling, Inc.
         Boston, MA  02109                      332 Minnesota Street, Suite 2100
                                                St. Paul, MN  55101-1394
                                                (612) 228-0935








                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 1997

                           CLEARWATER INVESTMENT TRUST


                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)      Financial Statements

         Included in Part A:


         Financial Highlights for Clearwater Growth Fund for the period from inception (June 19, 1987) to 1996.


         Financial Highlights for Clearwater Small Cap Fund for the period from inception (January 31, 1989) to 1996.

         Included in Part B:

         Incorporated by reference to the annual report of the Funds, dated December 31, 1996, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940 (Accession No.
         0000811161-97-000002)

         For Clearwater Growth Fund and Clearwater Small Cap Fund:


         Portfolio of Investments, December 31, 1996 Statement of Assets and Liabilities, December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996 Financial Highlights for the years ended December 31, 1996 Notes to Financial Statements Independent Auditors' Report

(b)      Exhibits:


         1.    Declaration of Trust dated January 12, 1987*

         1.1      Amendment to Declaration of Trust dated March 25, 1994*

         2.    By-Laws*


         3.    None

         4.    None


         5.1   Management Contract dated May 1, 1994*

         5.2   Subadvisory Contract for Clearwater Growth Fund dated May 1,1994*

         5.3   Subadvisory Contract for Clearwater Small Cap Fund dated May 1,
               1994*


         6.    None

         7.    None


         8.    Custodian Agreement dated March 31, 1987*

         8.1   Amendment to Custodian Agreement dated March 27, 1991*

         8.2   Amendment to Custodian Agreement dated November 4, 1992*

         9.    Investment Company Service Agreement dated March 2, 1987*

         9.1   Amendment to Investment Company Service Agreement dated May 1,
               1995*

         9.2   Accounting Services Agreement dated April 3, 1995*

         10.   None

         11.   Consent of Independent Accountants+

         12.   None

         13.   Stock Purchase Agreement dated February 19, 1987*


         14.   None

         15.   None

         16.1 Computations of Average Annual Total Return of Clearwater Growth Fund*

         16.2 Computations of Average Annual Total Return of Clearwater Small Cap Fund*

         17.1  Financial Data Schedule - Clearwater Growth Fund+

         17.2  Financial Data Schedule - Clearwater Small Cap Fund+


         18.   None



         19.   Powers of Attorney*
         ------------

         +   Filed herewith

         * Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).



Item 25.     Persons Controlled by or Under
             Common Control with Registrant

             The Registrant is not directly or indirectly controlled by or under common control with any other person.


Item 26.     Number of Holders of Securities


             The following sets forth the approximate number of record holders of each series of securities of the Registrant as of April 1, 1997:


              Title of Class                          Number of Record Holders


         Clearwater Growth Fund                              316

         Clearwater Small Cap Fund                           195

Item 27.     Indemnification

             Except for the Declaration of Trust, dated January 12, 1987, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. See the Registrant's undertaking with respect to indemnification in Item 32 below.


Item 28. Business and Other Connections of Investment Adviser

             All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

             (a) Items 6 and 8 of Part II;

             (b) Section 6, Business Background, of each Schedule D.


Item 29. Principal Underwriter

             Not applicable


Item 30. Location of Accounts and Records

             The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101-1394.


Item 31. Management Services

             The Registrant is a party to three contracts, described in the Prospectus and Statement of Additional Information, under which it receives management services from Clearwater Management Co., Inc. and advisory services from SIT Investment Associates, Inc. and Kennedy Capital Management.

Item 32. Undertaking

             The Registrant undertakes (i) to call special meetings of any series upon the written request of shareholders owning at least one-fourth of the outstanding shares entitled to vote thereat and (ii) to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 with respect to providing its shareholders access to the list of shareholders of record of the Registrant or the mailing of materials to such shareholders of record whenever ten or more shareholders meeting the qualifications set forth in
Section 16(c) of the Investment Company Act of 1940 seek the opportunity of furnishing materials to the other shareholders with a view to obtaining signatures on a request for a special meeting.

             The Registrant hereby undertakes to deliver or cause to be delivered with the Statement of Additional Information, to each person to whom the Statement of Additional Information is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Statement of Additional Information that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

             The Registrant further undertakes to limit indemnification of officers and Trustees to the extent set forth in its Declaration of Trust.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 11 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to such Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and the State of Minnesota, on the 25th day of April, 1997.



                                          CLEARWATER INVESTMENT TRUST



                                          By:  /s/ Frederick T. Weyerhaeuser
                                               Frederick T. Weyerhaeuser
                                               Chairman and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the dates indicated:


         Signature                                      Date

PRINCIPAL EXECUTIVE, FINANCIAL
AND ACCOUNTING OFFICER:



/s/ Frederick T. Wyerhaeuser                      April 25, 1997
------------------------------------
Frederick T. Weyerhaeuser
Chairman and Treasurer


THE BOARD OF TRUSTEES:


/s/Samuel B. Carr, Jr*
Samuel B. Carr, Jr.

/s/Stanley R. Day, Jr.*
Stanley R. Day, Jr.

/s/Robert J. Phares*
Robert J. Phares


*By:/s/ Frederick T. Weyerhaeuser                 April 25, 1997
    -----------------------------
      Frederick T. Weyerhaeuser
      Power-of-Attorney

                                  Exhibit Index





Exhibit
Number




11.      Consent of Independent Accountants


17.1     Financial Data Schedule - Clearwater Growth Fund

17.2     Financial Data Schedule - Clearwater Small Cap Fund